UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2010

Date of Report (Date of earliest event reported)

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Lower Hatch Street

Dublin 2, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 (1) 438-1700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 27, 2010, Covidien plc issued a press release announcing the results of a tender offer by Covidien DE Corp., a wholly-owned subsidiary of Covidien plc through its wholly-owned subsidiary, United States Surgical Corporation, to purchase all of the outstanding common shares of Somanetics Corporation.

On July 28, 2010, Covidien plc issued a press release announcing that it had completed its acquisition of Somanetics Corporation through United States Surgical Corporation.

Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated July 27, 2010.

99.2	Press Release, dated July 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN plc

By:	/s/ JOHN W. KAPPLES
John W. Kapples,
Vice President and Secretary

Date: July 28, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Press Release dated July 27, 2010

99.2	Press Release dated July 28, 2010

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